UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 13, 2007
               (Date of earliest event reported): (March 13, 2007)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                 33-59650               13-3662953
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  (State or Other Jurisdiction of    (Commission         (I.R.S. Employer
           Incorporation)            File Number)        Identification No.)

                   237 Park Avenue
                  New York, New York                       10017
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       (Address of Principal Executive Offices)          (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

         On March 13, 2007, Revlon, Inc., the parent of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the fourth quarter and full fiscal year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release attached hereto as
Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.     Description
         -----------     -----------

         99.1 Press release dated March 13, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on March 13, 2007).

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REVLON CONSUMER
                                 PRODUCTS CORPORATION

                                 By: /s/ Robert K. Kretzman
                                     ----------------------
                                 Robert K. Kretzman
                                 Executive Vice President, Human Resources,
                                 Chief Legal Officer, General
                                 Counsel and Secretary



Date: March 13, 2007

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

                                  EXHIBIT INDEX

        Exhibit No.      Description
        -----------      -----------

        99.1 Press release dated March 13, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on March 13, 2007).

                                       4